BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2023
Business Combinations1 [Abstract]
BUSINESS COMBINATIONS	BUSINESS COMBINATIONS
ACCOUNTING POLICY
We account for business combinations using the acquisition method of accounting. Only acquisitions that result in our gaining control over the acquired businesses are accounted for as business combinations. We possess control over an entity when we conclude we are exposed to variable returns from our involvement with the acquired entity and we have the ability to affect those returns through our power over the acquired entity.

We calculate the fair value of the consideration paid as the sum of the fair value at the date of acquisition of the assets we transferred, the equity interests we issued, and the liabilities we incurred to former owners of the subsidiary.
We measure goodwill as the fair value of the consideration transferred less the net recognized amount of the identifiable assets acquired and liabilities assumed, which are generally measured at fair value as of the acquisition date. When the excess is negative, a gain on acquisition is recognized immediately in net income.

We expense the transaction costs associated with acquisitions as we incur them.

ESTIMATES
We use estimates in determining the value of assets acquired and liabilities assumed in business combinations, most significantly property, plant and equipment and intangible assets, including the related deferred tax impacts.

JUDGMENTS
We use significant judgment to determine what is, and what is not, part of a business combination, including the timing of when control transfers to us. This requires assessing the nature of other transactions entered into with the acquiree to ensure we account for the business combination using only the consideration transferred for the assets acquired and liabilities assumed in the exchange.

We also use significant judgment in determining the valuation methodologies applied to various assets and liabilities.

ACQUISITION OF SHAW COMMUNICATIONS INC.
On April 3, 2023, after receiving all required regulatory approvals and after the Freedom Transaction (as defined below) closed, we acquired all the issued and outstanding Class A Participating Shares and Class B Non-Voting Participating Shares (collectively, Shaw Shares) of Shaw (Shaw Transaction) for total consideration of $20.5 billion, consisting of:
•$19 billion of cash (consisting of $13 billion of cash and restricted cash and $6 billion borrowed from our $6 billion non-revolving term loan facility); and
•approximately $1.5 billion through the issuance of 23.6 million RCI Class B Non-Voting common shares (based on the opening share price of Rogers Class B Non-Voting Shares on April 3, 2023 of $61.33).

On April 3, 2023, the outstanding shares of Freedom Mobile Inc. (Freedom), a subsidiary of Shaw, were sold to Videotron Ltd. (Videotron), a subsidiary of Quebecor Inc. (Quebecor) (Freedom Transaction). The Freedom Transaction was effected pursuant to an agreement entered into on August 12, 2022 among Rogers, Shaw, Quebecor, and Videotron, which provided for the sale of all Freedom-branded wireless and Internet customers and all of Freedom's infrastructure, spectrum licences, and retail locations. In connection with the closing of the Freedom Transaction, Rogers entered into long-term commercial arrangements with Freedom, Videotron and/or Quebecor under which Rogers (or its subsidiaries) will provide to Quebecor (or its subsidiaries) certain services, including:
•continued access to Shaw's "Go WiFi" hotspots for Freedom Mobile subscribers;
•roaming services on an incidental, non-permanent basis;
•wholesale mobile virtual network operator access services;
•third-party Internet access services; and
•certain backhaul, backbone, and other transport services.

As consideration for the above sale and long-term commercial arrangements, Quebecor paid $2.85 billion as adjusted pursuant to the terms of the divestiture agreement, resulting in net cash received of $2.15 billion after accounting for the Freedom debt assumed by Quebecor.

Rogers and Quebecor are providing each other with customary transition services as necessary to facilitate (i) the operation of the Freedom and Shaw Mobile businesses for a period of time post-closing and (ii) the separation of Freedom's business from the other businesses and operations of Shaw and its affiliates. The Freedom Transaction did not include the sale of Shaw Mobile-branded wireless subscribers; accordingly, these wireless subscribers were acquired by Rogers.

On April 3, 2023, following the completion of the Shaw Transaction, Shaw Communications Inc. was amalgamated with RCI. As a result of this amalgamation, RCI became the issuer and assumed all of Shaw's obligations under the indenture governing Shaw's outstanding senior notes with a total principal amount of $4.55 billion as at April 3, 2023. As a result, the assumed senior notes now rank equally with RCI's other unsecured senior notes and debentures, bank credit facilities, and letter of credit facilities. In connection with the Shaw Transaction, RCCI provided a guarantee for Shaw's payment obligations under those senior notes.

Regulatory approval
On March 31, 2023, the Minister of Innovation, Science and Industry approved the transfer of Freedom's spectrum licences to Videotron, following which the Shaw Transaction and Freedom Transaction closed on April 3, 2023.

As part of the regulatory approval process, we agreed to certain legally enforceable undertakings with Innovation, Science and Economic Development Canada (ISED Canada), including:
•$1 billion of investments over five years to connect rural, remote, and Indigenous communities across Western Canada and to close critical connectivity gaps faster for underserved areas, including to make broadband Internet services available where broadband Internet at a minimum 50 megabit per second (Mbps) download speeds and 10 Mbps upload speeds is not currently available and to make 5G wireless service available where mobile service using long-term evolution (LTE) is not available;
•$2.5 billion of investments over five years to enhance and expand 5G coverage across Western Canada and $3 billion over five years related to additional network, services, and technology investments, including the expansion of our Cable network;
•expanding Connected for Success, our low-cost, high-speed Internet program, to low-income Canadians across Western Canada and implementing a new Connected for Success wireless program for low-income Canadians across Canada, such that Connected for Success will be available to more than 2.5 million eligible Canadians within five years;
•maintaining a strong presence in Western Canada, including creating 3,000 new jobs within five years (and maintaining those jobs until the tenth anniversary of closing) and maintaining a Western Canada headquarters in Calgary for at least ten years; and
•continuing to offer wireless plans to existing Shaw Mobile customers as at the closing date with the same terms and conditions (including eligibility) as the Shaw Mobile plans that were available as at the closing date for five years.

If any material element of any of the above commitments is not met, we could be liable to pay ISED $100 million in damages per year (to a maximum of $1 billion) until the earlier of (i) such material elements having been met or fulfilled or (ii) ten years after the closing date. As at December 31, 2023, we were in compliance with these requirements.

The acquired Shaw business
The Shaw business we acquired provides cable telecommunications, satellite video services, and data networking to residential customers, businesses, and public sector entities in British Columbia, Alberta, Saskatchewan, and Manitoba (Western Canada). Shaw's primary products as at April 3, 2023, include Internet (through Fibre+), Video (through Total TV and Shaw Direct satellite), home phone services, and Wireless services (through Shaw Mobile to consumers in British Columbia and Alberta). The Shaw business we acquired has expanded our cable network footprint, allowing us to provide cable services in most provinces across the country.

The results from the acquired Shaw wireline operations are included in our Cable segment and the results of the acquired Shaw Mobile operations are included in our Wireless segment, from the date of acquisition, consistent with our reportable segment definitions.
Purchase price allocation
The following table summarizes the fair value of the consideration paid and the fair value assigned to each major class of assets and liabilities as at April 3, 2023. Updates from the preliminary purchase price allocation primarily reflect revised fair values for (i) certain subclasses of network assets within property, plant and equipment ($539 million increase) and customer relationship intangible assets ($340 million decrease) and the resulting impact on deferred tax liabilities ($243 million increase), (ii) other current assets ($127 million increase), and (iii) goodwill ($119 million decrease).

(In millions of dollars)	Total

Cash consideration [1]	19,033
Issuance of 23.6 million Class B Non-Voting shares [2]	1,450
Fair value of consideration transferred	20,483

Net identifiable asset or liability:
Accounts receivable (net of allowance for doubtful accounts of $31 million)	310
Other current assets [3]	2,448
Property, plant and equipment [4]	8,022
Intangible assets [5]	5,974
Investments	123
Other long-term assets [3]	48
Bank advances	(25)
Short-term borrowings [6]	(200)
Accounts payable and accrued liabilities	(545)
Other current liabilities	(33)
Contract liabilities [7]	(164)
Current portion of long-term debt [8]	(1,000)
Current portion of lease liabilities [9]	(59)
Provisions	(6)
Long-term debt [8]	(3,526)
Lease liabilities [9]	(268)
Other long-term liabilities [10]	(109)
Deferred tax liabilities [11]	(2,693)
Total fair value of identifiable net assets acquired	8,297
Goodwill [12]	12,186
[1]    Includes $151 million of cash used to settle Shaw stock-based compensation programs.
[2] Recorded at fair value based on the market price of RCI Class B Non-Voting shares on the acquisition date.
[3] Consists of contract assets, inventories, prepaid expenses, and other assets as described in note 31.
[4] Includes land and buildings, cable networks, computer equipment and software, customer premise equipment, leasehold improvements, equipment and vehicles, and right-of-use assets. Property, plant and equipment (excluding land) are expected to be amortized over remaining useful lives of 1 to 36 years.
[5]    Includes customer relationships, brand names, and other intangible assets. Intangible assets of $270 million, $5,314 million, and $390 million were allocated to our Wireless, Cable West (i.e. legacy Shaw), and Satellite cash-generating units (CGUs), respectively. Customer relationships, brand names, and other intangible assets are expected to be amortized over average useful lives of eight to fifteen years, three years, and fifteen years, respectively.
[6]    Short-term borrowings were repaid in April 2023 (see note 21).
[7] Represents the fair value of the cost required to fulfill the related contractual obligations.
[8]    Represents the notional principal value of Shaw's outstanding senior notes of $4,550 million and the fair value decrement of $24 million, which will be amortized into finance costs using the effective interest method over the respective remaining terms of the outstanding senior notes, representing a weighted average term to maturity of 9.7 years and weighted average interest rate of 4.7%.
[9]    Represents the present value of future lease payments at the April 3, 2023 incremental borrowing rate of the consolidated company.
[10]    Includes the fair value of the cost required to fulfill the related pension and post-employment obligations.
[11]    Represents the net deferred income tax liability relating to the estimated fair values of assets acquired and liabilities assumed.
[12] Goodwill arises principally from the expected synergies following the integration of Shaw, and future growth of our combined business and customer base as a result of the acquisition. Goodwill is not deductible for tax purposes. Goodwill arising from the transaction of $432 million, $11,675 million, and $79 million has been allocated to our Wireless, Cable (group), and Satellite CGUs, respectively.

Property, plant and equipment
The table below summarizes the property, plant and equipment acquired from Shaw on closing as at December 31, 2023.

(In millions of dollars)	Land and buildings	Cable networks	Computer equipment and software	Customer premise equipment	Leasehold improvements	Equipment and vehicles	Construction in process	Total owned assets	Right-of-use assets (note 19)	Total property, plant and equipment

Acquired from business combination	308	5,926	370	640	78	99	273	7,694	328	8,022
Depreciation since April 3, 2023	7	695	80	166	27	10	—	985	68	1,053
Net carrying amount	301	5,231	290	474	51	89	273	6,709	260	6,969
Property, plant and equipment will be amortized over their remaining estimated useful lives, estimated as follows.

Asset	Basis	Estimated remaining useful life
Buildings	Diminishing balance	1 to 36 years
Cable and wireless network	Straight-line	1 to 30 years
Computer equipment and software	Straight-line	1 to 10 years
Customer premise equipment	Straight-line	1 to 5 years
Leasehold improvements	Straight-line	Over shorter of estimated useful life or lease term
Equipment and vehicles	Diminishing balance	1 to 10 years
Right-of-use assets	Straight-line	Over remaining lease term

The valuation of the acquired property, plant and equipment, and particularly the long-lived fibre and access network assets, was complex and required significant estimation. This required considerable estimates in determining, for example, the size, length, age, and replacement cost of Shaw's network, including various underlying characteristics, such as type of network infrastructure (for example, fibre optic or coaxial cable), geography (rural or urban), and placement (aerial or underground). Each of these characteristics can have a significantly different cost to build or replace, and therefore fair value. Changes in any of these estimates and assumptions can also have a significant impact on the valuation of the acquired property, plant and equipment.

Property, plant and equipment (other than land and building) was primarily valued using a depreciated replacement cost approach, which required estimating the gross replacement cost of each asset (either through direct comparison to current prices or by applying inflationary factors to historical costs) and then applying a depreciation factor to reflect the age of the in-service asset.

Land and building assets were valued using an income approach (for buildings) and a direct market comparison approach (for the underlying land). This involved assessing comparable properties in the relevant markets to identify characteristics, such as vacancy rates and income capitalization rates, to apply to the valuation of each building. The land was valued by comparing to similar plots of land in the relevant markets.

Intangible assets
The table below summarizes the intangible assets acquired from Shaw on closing as at December 31, 2023.

(In millions of dollars)	Customer relationships	Brand names	Other intangible assets	Total intangible assets	Goodwill	Total intangible assets and goodwill

Acquired from business combination	5,880	75	19	5,974	12,186	18,160
Amortization since April 3, 2023	384	19	1	404	—	404
Net carrying amount	5,496	56	18	5,570	12,186	17,756

Customer relationships will be amortized over their estimated useful lives of eight to fifteen years. Brand names will be amortized over their estimated useful life of three years. Other intangible assets will be amortized over their estimated useful life of fifteen years.

The valuation of the acquired intangible assets, particularly customer relationships, required significant estimation and judgment. For customer relationships, we used the multi-period excess earnings method to estimate a value, which requires estimates to determine expected subscriber churn rates and the expected cash flow that would be provided by each subscriber, including an assessment of synergies to be realized. We also used judgment in selecting the appropriate discount rate to apply to the gross cash flows for each asset. Changes in any of these estimates and assumptions can also have a significant impact on the valuation of the acquired customer relationship assets.

Pro forma information
Revenue of approximately $3.2 billion and a net loss of approximately $200 million from the acquired Shaw operations are included in the consolidated statement of income from the date of acquisition. Our consolidated revenue and net income for the year ended December 31, 2023 would have been approximately $20.4 billion and $650 million, respectively, had the Shaw Transaction closed on January 1, 2023. These pro forma amounts reflect financing costs, depreciation and amortization of applicable elements of the purchase price allocation, related tax adjustments, and the elimination of intercompany transactions.
OTHER ACQUISITIONS
During the year ended December 31, 2023, we made two individually immaterial acquisitions, including:
•BAI Communications' Canadian operations (BAI Canada), in April 2023; and
•Comwave, a cable services reseller based in Ontario, in November 2023.

The acquired operations did not have a significant impact on our consolidated revenue or results of operations during the year ended December 31, 2023, nor would they have had a significant impact had both closed on January 1, 2023.

Purchase price allocations
The table below summarizes the aggregated purchase price allocations for these acquisitions.

(In millions of dollars)	Total

Cash consideration [1]	153
Fair value of consideration	153

Net identifiable asset or liability:
Current assets	12
Property, plant and equipment	20
Intangible assets [2]	83
Accounts payable and accrued liabilities	(11)
Long-term liabilities	(3)
Deferred tax liabilities	(11)
Total fair value of identifiable net assets acquired	90
Goodwill [3]	63
[1]    Includes $12 million of cash not yet paid that is subject to customary closing conditions.
[2]    Primarily reflects customer relationships with estimated useful lives of 6 to 20 years.
[3] Goodwill arises principally from the expected synergies following these acquisitions and future growth of our combined businesses as a result of the acquisitions. Goodwill is not deductible for tax purposes.